UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2008

SWAV ENTERPRISES LTD.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-53223

(Commission File Number)

N/A

(IRS Employer Identification No.)

Unit 628, 138 – 4th Ave. S.E., Calgary, Alberta, Canada T2G 4Z6

(Address of principal executive offices and Zip Code)

(403) 239-2351

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On June 30, 2008, we closed a private placement of 834,670 common shares (the “Shares”) at a price of US $0.03 per Share for aggregate proceeds of $25,040.10.

We issued the Shares to four non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
10.1	Private Placement subscription agreement dated June 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWAV ENTERPRISES LTD.

By: “Pui Shan Lam”

Pui Shan Lam

President, Chief Executive Officer and Director

July 16, 2008

CW2008574.1